Gain on Insurance Settlement	12 Months Ended
Dec. 31, 2011
Gain on Insurance Settlement

14. Gain on Insurance Settlement

On February 22, 2011, Christchurch, New Zealand experienced an earthquake that resulted in substantial damage to two of the hotels we purchased as part of the seven hotel New Zealand portfolio in the first quarter of 2011. These hotels included the Hotel Novotel Christchurch Cathedral Square and the Hotel ibis Christchurch. Repairs are in progress at both properties; however, the historic portion of the Novotel, the Warners building, has been demolished. The properties are expected to remain closed until at least the third quarter of 2012 and potentially longer. We believe we have sufficient coverage under the insurance policy of our property manager for both property and business interruption. We estimate that the economic loss will be capped at approximately $3 million based on the maximum deductible under our insurance policy and we accrued this loss in the second quarter of 2011. The city also experienced a second significant earthquake on June 13, 2011 and further aftershocks in December of 2011. While evaluations of the properties are ongoing, we do not believe the effects of these earthquakes and aftershocks were significant and have not accrued any additional losses.

During 2011, as a result of the earthquake, we estimate we incurred approximately $22 million of property damage, which amount represents the book value of the properties and equipment written off, and the related repairs and clean-up costs incurred. Gains on property insurance proceeds represent proceeds received in excess of the insurance receivable, which receivable represents the book value of the damaged assets that were written-off. Any gains resulting from insurance proceeds are not recognized until all contingencies are resolved. During 2011, we recognized a gain of $2 million for the receipt of business interruption insurance proceeds. As of December 31, 2011, we have received $8 million of cash and an outstanding insurance receivable of $13 million was included in other assets, representing claims for property damage and business interruption.